Exhibit 10.21

EXECUTION VERSION

INCREMENTAL FACILITY AGREEMENT dated as of April 30, 2013 (this “Agreement”), to the CREDIT AGREEMENT dated as of September 14, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among GFI SOFTWARE S.A. (formerly known as GFI SOFTWARE S.À R.L.), a société anonyme having its registered office at 7A, rue Robert Stümper, L - 2557 Luxembourg, registered with the Luxembourg register of trade and companies under number B147127 (“Holdings”), TV GFI HOLDING COMPANY S.À R.L., a société à responsabilité limitée having its registered office at 7A, rue Robert Stümper, L - 2557 Luxembourg, registered with the Luxembourg register of trade and companies under number B156413 (the “Borrower”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

WHEREAS, Holdings and the Borrower have informed the Administrative Agent of the proposed acquisition of Iaso International B.V., a private company with limited liability organized under the laws of the Netherlands (the “Acquired Company”), by (a) Iapetos Holding GmbH, a German limited liability company (“Iapetos”), or (b) another wholly-owned subsidiary of Holdings and the Borrower (such acquiror being referred to herein as the “Purchaser”), upon the terms and subject to the conditions set forth in the Purchase Agreement (as defined below);

WHEREAS, pursuant to Section 2.21 of the Credit Agreement and in connection with the proposed acquisition of the Acquired Company, Holdings and the Borrower have requested that on the Incremental Effective Date (as defined below) the Lenders party hereto (a) consent to the establishment and making of the Incremental Term Loans, and the extension of Incremental Revolving Commitments, referred to in the following clause (b) and (b)(i) establish Incremental Term Commitments and make Incremental Term Loans denominated in US dollars thereunder to the Borrower in an aggregate principal amount equal to $22,000,000, (ii) establish Incremental Term Commitments and make Incremental Term Loans denominated in Euros thereunder to the Borrower in an aggregate principal amount the Dollar Equivalent of which is equal to $8,000,000 and (iii) extend Incremental Revolving Commitments in an aggregate amount equal to $10,000,000;

WHEREAS, the proceeds of the Incremental Term Loans will be used, and the proceeds of the Revolving Loans, if any, drawn by the Borrower on the Incremental Effective Date may be used, by the Borrower to finance the entire cash portion of the consideration for the Acquisition (as defined below); and

WHEREAS, Holdings, the Borrower, the Administrative Agent and the Lenders party hereto, constituting the Required Lenders as of the date hereof, are willing to amend the Credit Agreement to effectuate the foregoing, and the Lenders party hereto are willing to consent to, and, in the case of the Lenders set forth on Schedule I hereto, provide, such Incremental Term Commitments and Incremental Revolving Commitments, in each case on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. (a) As used in this Agreement, the following terms have the meanings specified below:

“Acquired Company” has the meaning set forth in the recitals hereto.

“Acquisition” means the acquisition of the Acquired Company by the Purchaser.

“Incremental Facilities Arranger” means J.P. Morgan Securities LLC.

“Purchase Agreement” means the Share Purchase Agreement, to be dated on or about May 28, 2013, by and among Iapetos, the Sellers (as defined therein) party thereto and the Acquired Company.

“Purchaser” has the meaning set forth in the recitals hereto.

“Transactions” means (a) the execution, delivery and performance by each of Holdings and the Borrower of this Agreement, the borrowing of the Incremental Term Loans made pursuant to this Agreement and any Revolving Loans on the Incremental Effective Date and the use of the proceeds thereof and (b) the consummation of the Acquisition pursuant to the terms of the Purchase Agreement.

(b) Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2. Incremental US Dollar Term Loans. (a) Subject to the terms and conditions set forth herein, on the Incremental Effective Date, each Lender agrees, severally and not jointly, to make an Incremental Term Loan, denominated in US dollars, to the Borrower in a principal amount equal to the Incremental Term Commitment, if any, set forth opposite such Lender’s name on Schedule I hereto and denominated in US dollars. Amounts repaid or prepaid in respect of such Incremental Term Loans may not be reborrowed.

(b) The Incremental Term Loans made pursuant to this Section 2 constitute “Incremental Term Loans” made in accordance with Section 2.21 of the Credit Agreement and, for all purposes of the Loan Documents, as of the Incremental Effective Date, shall constitute “Term Loans” and “Loans” under the Credit Agreement. Except as provided herein, the terms and conditions of the Incremental Term Loans made pursuant this Section 2 shall be identical to those of the US Dollar Tranche Term Loans made on the Effective Date and outstanding immediately prior to the effectiveness of this Agreement (the “Existing US Dollar Tranche Term Loans”), such Incremental Term

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Loans shall be deemed to be “US Dollar Tranche Term Loans” and constitute the same Class of Loans as the Existing US Dollar Tranche Term Loans, and the issuance of such Incremental Term Loans shall be treated as a qualified reopening of the Existing US Dollar Tranche Term Loans within the meaning of Section 1.1275-2(k) of the U.S. Treasury Regulations. Without limiting the foregoing, the Incremental Term Loans made pursuant to this Section 2 shall mature on the US Dollar Tranche Term Maturity Date, shall participate in any mandatory or voluntary prepayment on a pro rata basis with the Existing US Dollar Tranche Term Loans and shall bear interest at the rate specified in the Credit Agreement as applicable to the Existing US Dollar Tranche Term Loans. The “Secured Obligations” under the Credit Agreement shall include the due and punctual payment by the Borrower of (i) the principal of and interest at the applicable rate or rates provided in the Credit Agreement (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Incremental Term Loans made pursuant to this Section 2, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of the Borrower under or pursuant to this Agreement, including obligations to pay fees and expense reimbursement obligations.

(c) Upon the making of the Incremental Term Loans pursuant to this Section 2, each US Dollar Tranche Installment required to be made after the Incremental Effective Date pursuant to Section 2.10(a) of the Credit Agreement shall be increased by an amount equal to the product of (i) the aggregate principal amount of the Incremental Term Loans made pursuant to this Section 2 and (ii) the percentage of the aggregate principal amount of the Existing US Dollar Tranche Term Loans represented, as of the Incremental Effective Date but immediately prior to the making of the Incremental Term Loans pursuant to this Section 2, by the principal amount of such Installment.

(d) It is the intent of the parties hereto that all Incremental Term Loans made pursuant to this Section 2 on the Incremental Effective Date be included in each Borrowing of the Existing US Dollar Tranche Term Loans on a pro rata basis. In furtherance of the foregoing, each of the parties hereto agrees that a portion of each such Incremental Term Loan shall be allocated to each outstanding Borrowing of Existing US Dollar Tranche Term Loans on a pro rata basis and, in the case of any such allocation to a US Dollar Tranche Eurocurrency Term Borrowing, shall have an initial Interest Period equal to the remaining Interest Period applicable to such Borrowing, and, upon such allocation, such Incremental Term Loan shall be a part of each such Borrowing.

SECTION 3. Incremental Euro Term Loans. (a) Subject to the terms and conditions set forth herein, on the Incremental Effective Date, each Lender agrees, severally and not jointly, to make an Incremental Term Loan, denominated in Euros, to the Borrower in a principal amount equal to the Incremental Term Commitment, if any, set forth opposite such Lender’s name on Schedule I hereto and denominated in Euros. Amounts repaid or prepaid in respect of such Incremental Term Loans may not be reborrowed.

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(b) The Incremental Term Loans made pursuant to this Section 3 constitute “Incremental Term Loans” made in accordance with Section 2.21 of the Credit Agreement and, for all purposes of the Loan Documents, as of the Incremental Effective Date, shall constitute “Term Loans” and “Loans” under the Credit Agreement. Except as provided herein, the terms and conditions of the Incremental Term Loans made pursuant this Section 3 shall be identical to those of the Euro Tranche Term Loans made on the Effective Date and outstanding immediately prior to the effectiveness of this Agreement (the “Existing Euro Tranche Term Loans”), such Incremental Term Loans shall be deemed to be “Euro Tranche Term Loans” and constitute the same Class of Loans as the Existing Euro Tranche Term Loans, and the issuance of such Incremental Term Loans shall be treated as a qualified reopening of the Existing Euro Tranche Term Loans within the meaning of Section 1.1275-2(k) of the U.S. Treasury Regulations. Without limiting the foregoing, the Incremental Term Loans made pursuant to this Section 3 shall mature on the Euro Tranche Term Maturity Date, shall participate in any mandatory or voluntary prepayment on a pro rata basis with the Existing Euro Tranche Term Loans and shall bear interest at the rate specified in the Credit Agreement as applicable to the Existing Euro Tranche Term Loans. The “Secured Obligations” under the Credit Agreement shall include the due and punctual payment by the Borrower of (i) the principal of and interest at the applicable rate or rates provided in the Credit Agreement (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Incremental Term Loans made pursuant to this Section 3, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of the Borrower under or pursuant to this Agreement, including obligations to pay fees and expense reimbursement obligations.

(c) Upon the making of the Incremental Term Loans pursuant to this Section 3, each Euro Tranche Installment required to be made after the Incremental Effective Date pursuant to Section 2.10(b) of the Credit Agreement shall be increased by an amount equal to the product of (i) the aggregate principal amount of the Incremental Term Loans made pursuant to this Section 3 and (ii) the percentage of the aggregate principal amount of the Existing Euro Tranche Term Loans represented, as of the Incremental Effective Date but immediately prior to the making of the Incremental Term Loans pursuant to this Section 3, by the principal amount of such Installment.

(d) It is the intent of the parties hereto that all Incremental Term Loans made pursuant to this Section 3 on the Incremental Effective Date be included in each Borrowing of the Existing Euro Tranche Term Loans on a pro rata basis. In furtherance of the foregoing, each of the parties hereto agrees that a portion of each such Incremental Term Loan shall be allocated to each outstanding Borrowing of Existing Euro Tranche Term Loans on a pro rata basis and, in the case of any such allocation to a Euro Tranche Eurocurrency Term Borrowing, shall have an initial Interest Period equal to the remaining Interest Period applicable to such Borrowing, and, upon such allocation, such Incremental Term Loan shall be a part of each such Borrowing.

SECTION 4. Incremental Revolving Commitments. (a) Subject to the terms and conditions set forth herein, on the Incremental Effective Date, the Incremental

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Revolving Commitment of each Incremental Revolving Lender set forth opposite such Lender’s name on Schedule I hereto shall become effective and the Revolving Commitment of such Lender shall be correspondingly increased.

(b) The Incremental Revolving Commitments established pursuant to this Agreement constitute “Incremental Revolving Commitments” established in accordance with Section 2.21 of the Credit Agreement. The terms and conditions of the Incremental Revolving Commitments established pursuant to this Agreement shall be identical to those of the Revolving Commitments outstanding immediately prior to the effectiveness of this Agreement (the “Existing Revolving Commitments”), and, as of the Incremental Effective Date, such Incremental Revolving Commitments shall be deemed to be “Revolving Commitments” and constitute the same Class of Commitments as the Existing Revolving Commitments. The terms and conditions of any Loans and other extensions of credit to be made under the Incremental Revolving Commitments established pursuant to this Agreement shall be identical to those of the Loans and other extensions of credit made under the Existing Revolving Commitments, and shall be treated as a single Class therewith. For the avoidance of doubt, upon the effectiveness of the Incremental Revolving Commitments established pursuant to this Agreement, the Revolving Exposures of the Incremental Revolving Lenders holding such Commitments, and the Applicable Percentages of all the Revolving Lenders, shall automatically be adjusted to give effect thereto.

(c) Upon the effectiveness of the Incremental Revolving Commitments established pursuant to this Agreement, (i) the aggregate principal amount of the Revolving Loans outstanding (the “Existing Revolving Borrowings”) immediately prior to the effectiveness of such Incremental Revolving Commitments shall be deemed to be repaid, (ii) each Incremental Revolving Lender shall pay to the Administrative Agent in same day funds an amount equal to the difference between (A) the product of (1) such Lender’s Applicable Percentage (calculated after giving effect to the effectiveness of such Incremental Revolving Commitments) multiplied by (2) the aggregate amount of the Resulting Revolving Borrowings (as hereinafter defined) and (B) the product of (1) such Lender’s Applicable Percentage (calculated without giving effect to the effectiveness of such Incremental Revolving Commitments) multiplied by (2) the aggregate amount of the Existing Revolving Borrowings, (iii) after the Administrative Agent receives the funds specified in clause (ii) above, the Administrative Agent shall pay to each Revolving Lender the portion of such funds that is equal to the difference between (A) the product of (1) such Lender’s Applicable Percentage (calculated without giving effect to the effectiveness of such Incremental Revolving Commitments) multiplied by (2) the aggregate amount of the Existing Revolving Borrowings, and (B) the product of (1) such Lender’s Applicable Percentage (calculated after giving effect to the effectiveness of such Incremental Revolving Commitments) multiplied by (2) the aggregate amount of the Resulting Revolving Borrowings, (iv) after the effectiveness of such Incremental Revolving Commitments, the Borrower shall be deemed to have made new Revolving Borrowings (the “Resulting Revolving Borrowings”) in an aggregate amount equal to the aggregate amount of the Existing Revolving Borrowings and of the Types and for the Interest Periods specified in the Borrowing Request delivered to the Administrative Agent in accordance with Section 5, (v) each Revolving Lender shall be deemed to hold

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its Applicable Percentage of each Resulting Revolving Borrowing (calculated after giving effect to the effectiveness of such Incremental Revolving Commitments) and (vi) the Borrower shall pay each Revolving Lender any and all accrued but unpaid interest on its Loans comprising the Existing Revolving Borrowings. The deemed payments of the Existing Revolving Borrowings made pursuant to clause (i) above shall be subject to compensation by the Borrower pursuant to the provisions of Section 2.16 if the date of the effectiveness of such Incremental Revolving Commitments occurs other than on the last day of the Interest Period relating thereto.

SECTION 5. Borrowing Requests; Termination of Incremental Term Commitments. (a) To request an Incremental Term Loan pursuant to this Agreement, the Borrower shall deliver to the Administrative Agent on or prior to the Incremental Effective Date a written Borrowing Request setting forth the Incremental Term Loans requested pursuant to the Incremental Term Commitments established under Sections 2 and 3 and otherwise in form and substance reasonably satisfactory to the Administrative Agent (it being understood that the requirements of Section 2.03 of the Credit Agreement shall otherwise not apply to such Borrowing Request). The funding of the Incremental Term Loans to be made hereunder shall be made in the manner contemplated by Section 2.06 of the Credit Agreement.

(b) In connection with the establishment of Incremental Revolving Commitments pursuant to Section 4 and the making of Revolving Loans, if any, on the Incremental Effective Date, the Borrower shall deliver to the Administrative Agent on or prior to the Incremental Effective Date a written Borrowing Request requesting new Revolving Borrowings in an aggregate amount equal to the sum of (i) the aggregate amount of the Existing Revolving Borrowings and (ii) the aggregate amount of such Revolving Loans, if any, to be made on the Incremental Effective Date, and, in each case, specifying the Types thereof and the Interest Periods therefor and otherwise in form and substance reasonably satisfactory to the Administrative Agent (it being understood that the requirements of Section 2.03 of the Credit Agreement shall otherwise not apply to such Borrowing Request).

(c) Unless previously terminated, the Incremental Term Commitments established hereunder shall terminate at 5:00 p.m., New York City time, on the Incremental Effective Date.

SECTION 6. Consent; Acquisition. (a) The Lenders party hereto hereby consent to the establishment and making of the Incremental Term Loans, and the extension of Incremental Revolving Commitments, upon the terms and subject to the conditions set forth in this Agreement.

(b) Solely for purposes of determining whether the Acquisition shall constitute a Permitted Acquisition, the proviso to clause (d) of the definition of the term “Permitted Acquisition” in the Credit Agreement shall be deemed to be not applicable.

SECTION 7. Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender that provides an Incremental Term Commitment or

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an Incremental Revolving Commitment pursuant to this Agreement, (a) a fee in an amount equal to 0.50% of the aggregate amount of the Incremental Term Commitment and/or Incremental Revolving Commitment of such Lender established hereunder, due and payable on (and subject to the occurrence of) the Incremental Effective Date and (b) a ticking fee, which shall accrue at the rate of 5.25% per annum on the daily amount of the Incremental Term Commitment and/or Incremental Revolving Commitment of such Lender established hereunder during the period from and including the Agreement Effective Date to but excluding the earlier of (such date being referred to as the “Ticking Fee Period End Date”) (i) the Incremental Effective Date and (ii) May 31, 2013, due and payable in arrears on the Ticking Fee Period End Date. The ticking fees referred to in clause (b) of the immediately preceding sentence shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). All of the foregoing fees shall be payable in immediately available funds and shall not be refundable.

SECTION 8. Representations and Warranties. Holdings and the Borrower hereby represent and warrant to the Lenders and the Administrative Agent that:

(a) this Agreement has been duly authorized, executed and delivered by Holdings and the Borrower and this Agreement and the Credit Agreement, as amended by this Agreement, each constitutes a legal, valid and binding obligation of each of Holdings and the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b) the representations and warranties of each Loan Party set forth in the Loan Documents are and shall be true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the date hereof and the Incremental Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is so true and correct on and as of such prior date;

(c) no Default or Event of Default has occurred and is continuing, or shall have occurred and be continuing, on and as of the date hereof or the Incremental Effective Date, both immediately prior to and immediately after giving effect to the effectiveness of the Incremental Commitments established pursuant to this Agreement and the making of Loans thereunder on the Incremental Effective Date (and assuming that the full amount of such Incremental Commitments shall have been funded as Loans on the Incremental Effective Date); and

(d) after giving effect to the effectiveness of the Incremental Commitments established pursuant to this Agreement and the making of Loans thereunder on the Incremental Effective Date (and assuming that the full amount of such Incremental Commitments shall have been funded as Loans on the Incremental Effective Date) and the consummation of the Acquisition, Holdings shall be in compliance on a pro

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forma basis with the covenants set forth in Sections 6.12 and 6.13 of the Credit Agreement as of the end of and for the period of four fiscal quarters of Holdings most recently ended prior to the Incremental Effective Date.

SECTION 9. Conditions Precedent. (a) Agreement Effective Date. This Agreement shall become effective on the first date (the “Agreement Effective Date”) on which the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of Holdings, the Borrower, the Administrative Agent, each Lender whose name is set forth on Schedule I hereto and each other Lender consenting to the establishment and making of the Incremental Term Loans, and the extension of Incremental Revolving Commitments, upon the terms and subject to the conditions set forth in this Agreement (it being understood and agreed that the Lenders party hereto constitute the Required Lenders).

(b) Incremental Effective Date. The Incremental Term Commitments and the Incremental Revolving Commitments, and the obligations of the Lenders party hereto to make Loans and other extensions of credit thereunder, shall not become effective until the date (the “Incremental Effective Date”) on which the each of the following conditions shall have been satisfied:

(i) The representations and warranties set forth in Section 8 hereof shall be true and correct on and as of the Incremental Effective Date, and the Administrative Agent shall have received a certificate, dated the Incremental Effective Date and signed by a Financial Officer of each of Holdings and the Borrower, certifying as to the foregoing and providing reasonably detailed calculations with respect to the representation and warranty set forth in Section 8(d) hereof, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(ii) The Acquisition shall have been consummated, or substantially concurrently with the Incremental Effective Date shall be consummated, pursuant to and on the terms set forth in the Purchase Agreement, and the Administrative Agent shall have received a certificate, dated the Incremental Effective Date and signed by a Financial Officer of each of Holdings and the Borrower, (A) certifying that all the requirements set forth in the definition “Permitted Acquisition” in the Credit Agreement shall have been satisfied with respect to the Acquisition, together with reasonably detailed calculations demonstrating satisfaction of the requirement set forth in clause (d)(ii) of such definition, and (B) attaching a copy of the Purchase Agreement and certifying such copy as being complete and correct, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(iii) The Administrative Agent shall have received a certificate, dated the Incremental Effective Date and signed by a Financial Officer of Holdings, as to the solvency of the Loan Parties on a consolidated basis after giving effect to the Transactions, in form and substance reasonably satisfactory to the Administrative Agent.

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(iv) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders party hereto and dated the Incremental Effective Date) of each of (A) Willkie Farr & Gallagher LLP, counsel for Holdings and the Borrower, and (B) local counsel for Holdings and the Borrower in each jurisdiction where a Loan Party is organized, and the laws of which are not covered by the opinion letter referred to in clause (B) above, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(v) The Administrative Agent shall have received such board resolutions and secretary and officer certificates and other documents as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties and the Transactions, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(vi) Each Loan Party shall have entered into a Reaffirmation Agreement, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which it confirms that it consents to this Agreement and the Incremental Term Commitments and the Incremental Revolving Commitments established pursuant to this Agreement, and the extension of credit thereunder, and that the Security Documents to which it is party will continue to apply in respect of the Credit Agreement, as amended hereby, and the Obligations of such Loan Party.

(vii) The Administrative Agent and the Incremental Facilities Arranger shall have received payment, in immediately available funds, from the Borrower of all fees, expenses and other amounts due and payable to the Administrative Agent and the Incremental Facilities Arranger on or prior to the Incremental Effective Date, including pursuant to Section 7 hereof and the Credit Agreement (including Section 2.16 thereof, if applicable).

Notwithstanding the foregoing, the provisions of Sections 2, 3, 4 and 6 hereof shall have no force or effect if the Incremental Effective Date shall not have occurred on or prior to May 31, 2013.

SECTION 10. Effect of this Agreement; No Novation. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement and the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements

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contained in the Credit Agreement as amended hereby in similar or different circumstances.

(b) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference in any other Loan Document to the “Credit Agreement”, shall be deemed to be a reference to the Credit Agreement as amended hereby.

SECTION 11. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 13. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

GFI SOFTWARE S.A.,

by:	/s/ Walter Scott
	Name:	Walter Scott
	Title:	Director

by:	/s/ Ingo Bednarz
	Name:	Ingo Bednarz
	Title:	Director

TV GFI HOLDING COMPANY S.À R.L.,

by:	/s/ Walter Scott
	Name:	Walter Scott
	Title:	Class A Manager

by:	/s/ Paul Goodridge
	Name:	Paul Goodridge
	Title:	Class A Manager

by:	/s/ Ingo Bednarz
	Name:	Ingo Bednarz
	Title:	Class B Manager

[Signature Page to Incremental Facility Agreement]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by:	/s/ Justin Kelley
	Name:	Justin Kelley
	Title:	Vice President

[Signature Page to the Incremental Facility Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ William O’ Daly
	Name:	William O’ Daly
	Title:	Director

By:	/s/ Philipp Horat
	Name:	Philipp Horat
	Title:	Assistant Vice President

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT UNDER

THE CREDIT AGREEMENT OF TV GFI HOLDING COMPANY S.À R.L. – consent purposes only

SIGNATURE PAGE TO

THE INCREMENTAL FACILITY AGREEMENT UNDER

THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution: Bank of Montreal, London Branch

by	/s/ A.L. Ebdon
Name:	A.L. Ebdon
Title:	MD

For any Lender requiring a second signature block:

by	/s/ A. McClinton
Name:	A. McClinton
Title:	MD

[Signature Page to Incremental Facility Agreement]

SIGNATURE PAGE TO

THE INCREMENTAL FACILITY AGREEMENT UNDER

THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution:
GoldenTree Credit Opportunities Financing I, Limited,
By: GoldenTree Asset Management, LP as a consenting Lender

by	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

SIGNATURE PAGE TO

THE INCREMENTAL FACILITY AGREEMENT UNDER

THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution:
GoldenTree Capital Solutions Fund Financing,
By: GoldenTree Asset Management, LP as a consenting Lender

by	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

SIGNATURE PAGE TO

THE INCREMENTAL FACILITY AGREEMENT UNDER

THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution:
GoldenTree Capital Solutions Offshore Fund Financing,
By: GoldenTree Asset Management, LP as a consenting Lender

by	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

SIGNATURE PAGE TO

THE INCREMENTAL FACILITY AGREEMENT UNDER

THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution:
GoldenTree Loan Opportunities III, Limited
By: GoldenTree Asset Management, LP as a consenting Lender

by	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

SIGNATURE PAGE TO

THE INCREMENTAL FACILITY AGREEMENT UNDER

THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution:
GoldenTree Loan Opportunities IV, Limited
By: GoldenTree Asset Management, LP as a consenting Lender

by	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

SIGNATURE PAGE TO

THE INCREMENTAL FACILITY AGREEMENT UNDER

THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution:
GoldenTree Loan Opportunities V, Limited
By: GoldenTree Asset Management, LP as a consenting Lender

by	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

SIGNATURE PAGE TO

THE INCREMENTAL FACILITY AGREEMENT UNDER

THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution:
GoldenTree Loan Opportunities VI, Limited
By: GoldenTree Asset Management, LP as a consenting Lender

by	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

SIGNATURE PAGE TO

THE INCREMENTAL FACILITY AGREEMENT UNDER

THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution:
GoldenTree Credit Opportunities 2012-I Financing, Limited
By: GoldenTree Asset Management, LP as a consenting Lender

by	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

SIGNATURE PAGE TO

THE INCREMENTAL FACILITY AGREEMENT UNDER

THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution:
GoldenTree Credit Opportunities Master Fund, Ltd
By: GoldenTree Asset Management, LP as a consenting Lender

by	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

SIGNATURE PAGE TO

THE INCREMENTAL FACILITY AGREEMENT UNDER

THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution:
GoldenTree High Yield Value Fund Offshore 110 Limited,
as a consenting Lender

by	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

SIGNATURE PAGE TO

THE INCREMENTAL FACILITY AGREEMENT UNDER

THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution:
Laurelin II B.V.
By: GoldenTree Asset Management, LP as a consenting Lender

by	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

SIGNATURE PAGE TO

THE INCREMENTAL FACILITY AGREEMENT UNDER

THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution:
City of New York Group Trust
By: GoldenTree Asset Management, LP as a consenting Lender

by	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

SIGNATURE PAGE TO

THE INCREMENTAL FACILITY AGREEMENT UNDER

THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution:
The University of Chicago
By: GoldenTree Asset Management, LP as a consenting Lender

by	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

SIGNATURE PAGE TO

THE INCREMENTAL FACILITY AGREEMENT UNDER

THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution:
GoldenTree 2004 Trust
By: GoldenTree Asset Management, LP as a consenting Lender

by	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

SIGNATURE PAGE TO

THE INCREMENTAL FACILITY AGREEMENT UNDER

THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution:
SC Pro Loan II Limited
By: GoldenTree Asset Management, LP as a consenting Lender

by	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

SIGNATURE PAGE TO

THE INCREMENTAL FACILITY AGREEMENT UNDER

THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution:
Swiss Capital Pro Loan III Plc
By: GoldenTree Asset Management, LP as a consenting Lender

by	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

SIGNATURE PAGE TO

THE INCREMENTAL FACILITY AGREEMENT UNDER

THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution:	JFIN CLO 2012 LTD

By:	Jefferies Finance LLC,
As Portfolio Manager

By:	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

Name of Institution:	JFIN CLO 2013 LTD

By:	Jefferies Finance LLC,
As Portfolio Manager

By:	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

[Signature Page to Incremental Facility Agreement]

SCHEDULE I

Incremental Commitments

	Incremental Term	Incremental Term	Incremental Revolving
Name	Commitment - USD	Commitment - Euro	Commitment
JPMorgan Chase Bank, N.A.	$20,000,000.00	€5,314,706.55	$8,000,000.00

Bank of Montreal	$2,000,000.00	€759,243.79	$2,000,000.00

Total	$22,000,000.00	€6,073,950.735	$10,000,000